                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): December 31, 1998
                                                          -----------------

                              PINNACLE MICRO, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-21892                33-0238563
         --------                       -------                ----------
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)        Identification Number)

140 Technology Drive, Suite 500, Irvine, California               92618
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    (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code: (949) 789-3000


                                 Not Applicable
                                 --------------
           (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Messrs. Hans Imhoff and James Roszack have resigned from the Company's Board of Directors to pursue other interests. Mr. Imhoff's resignation was effective January 26, 1999 and Mr. Roszack's resignation was effective December 31, 1998.

     Mr. William Blum, the Company's President, Chief Executive Officer and Chairman of the Board, has informed the Company's Board of Directors that, for personal reasons, it is his desire to reduce his involvement in the day-to-day operations of the Company. Accordingly, a search has been commenced for a new President and Chief Executive Officer to replace Mr. Blum. Mr. Blum has informed the Board that he will continue as President and Chief Executive Officer until his successor has been employed, and thereafter expects to remain involved with the Company as Chairman of the Board.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


February 10, 1999                  PINNACLE MICRO, INC.


                                   By:  /s/ William F. Blum
                                        ---------------------------------
                                        William F. Blum, President and
                                        Chief Executive Officer


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